UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to §240.14a-12
TORTOISE CAPITAL RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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TORTOISE CAPITAL RESOURCES CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
March 14, 2007
Dear Fellow Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Tortoise Capital Resources Corporation (the “Company”) on Friday, April 13, 2007 at 11:00 a.m., Central Time, at the University of Kansas, Edwards Campus, 12600 Quivira Road, Regnier Hall 165, Overland Park, KS 66213.
The matters scheduled for consideration at the meeting are the election of two directors of the Company and the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2007, as more fully discussed in the enclosed proxy statement.
Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals, the actual proxy for you to sign and return and the Company’s final prospectus for its initial public offering which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934 (the “Report”). If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.
Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.
Sincerely,
David J. Schulte
CEO and President

TORTOISE CAPITAL RESOURCES CORPORATION
ANSWERS TO SOME IMPORTANT QUESTIONS
Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A. This proxy contains two proposals for the Company: (i) the election of two directors to serve until the 2010 Annual Stockholder Meeting; and (ii) the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm. Stockholders of the Company may also transact such other business as may properly come before the meeting.
Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A. The Board of Directors of unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.
Q. HOW CAN I VOTE?
A. You can vote by completing, signing and dating your proxy, and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.
This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-866-362-9331.

TORTOISE CAPITAL RESOURCES CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Tortoise Capital Resources Corporation:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tortoise Capital Resources Corporation, a Maryland corporation (the “Company”), will be held on Friday, April 13, 2007 at 11:00 a.m. Central Time at the University of Kansas, Edwards Campus, 12600 Quivira Road, Regnier Hall 165, Overland Park, KS 66213 for the following purposes:
1.	To elect two directors of the Company, to hold office for a term of three years and until their respective successors are duly elected and qualified; and
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2007.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Stockholders may also transact any other business that properly comes before the meeting.
Stockholders of record as of the close of business on March 13, 2007 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).
By Order of the Board of Directors of the Company,
Zachary A. Hamel
Secretary
March 14, 2007
Overland Park, Kansas
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (with postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE CAPITAL RESOURCES CORPORATION
10801 Mastin Boulevard, Suite 222
Overland Park, Kansas 66210
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
APRIL 13, 2007
This proxy statement is being sent to you by the Board of Directors of Tortoise Capital Resources Corporation (the “Company”). The Board of Directors is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on April 13, 2007. The Board of Directors has fixed the close of business on March 13, 2007 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this proxy statement. This proxy statement, the enclosed proxy and the Company’s final prospectus for its initial public offering which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934 (the “Report”) are first being mailed to stockholders on or about March 14, 2007.
The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website (www.tortoiseadvisors.com/tto.cfm) or on the SEC’s website (www.sec.gov).
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PROPOSAL ONE
ELECTION OF TWO DIRECTORS
The Board of Directors of the Company unanimously nominated H. Kevin Birzer and John R. Graham, following a recommendation by the Nominating, Corporate Governance and Compensation Committee of the Company, for election as directors at the annual meeting of stockholders of the Company. Each of these nominees is currently a director of the Company, has consented to be named in this proxy statement and has agreed to serve if elected. The Company has no reason to believe that either Mr. Birzer or Mr. Graham will be unavailable to serve.
The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Birzer and Mr. Graham as directors of the Company. Currently, the Company has five directors. In accordance with the Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The term of Conrad S. Ciccotello expires on the date of the 2008 annual meeting of stockholders, and the terms of Terry C. Matlack and Charles E. Heath expire on the date of the 2009 annual meeting of stockholders. If Mr. Birzer and Mr. Graham are elected at the 2007 annual meeting, their terms as directors will expire on the date of the 2010 annual meeting of stockholders.
In accordance with the Company’s Bylaws (“Bylaws”), each share of the Company’s common stock may be voted for as many individuals as there are directors to be elected. Thus, each common share is entitled one vote in the election of Mr. Birzer and one vote in the election of Mr. Graham. Stockholders do not have cumulative voting rights.
If elected, Mr. Birzer and Mr. Graham will hold office until the 2010 annual meeting of stockholders and until their successors are duly elected and qualified. If either Mr. Birzer or Mr. Graham is unable to serve because of an event not now anticipated, the persons named as proxies may vote for one or more other persons designated by the Company’s Board of Directors.
The following table sets forth each Board member’s name, age and address; position(s) with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. As of March 13, 2007 the Fund Complex included the Company, Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), and Tortoise North American Energy Corporation (“TYN”), each of which is advised by the Company’s investment advisor, Tortoise Capital Advisors, L.L.C. (the “Advisor”).
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NOMINEE FOR DIRECTOR WHO IS INDEPENDENT:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
John R. Graham, 61 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Class II Director since 2005	Executive-in-Residence and Professor of Finance, College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development and investment company and a venture capital company) and Owner of Graham Ventures (a business services and venture capital firm). Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	Four*	Erie Indemnity Company; Kansas State Bank

*	Mr. Graham is also a director of TYG, TYY and TYN.
NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer, 47 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Class II Director and Chairman of the Board since 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1990 - present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); and Vice President, F. Martin Koenig & Co. (1983-1986).	Four*	None

*	Mr. Birzer, as a principal of the Advisor, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 as amended (the “1940 Act”). Mr. Birzer is also a director and Chairman of the Board of TYG, TYY and TYN.
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REMAINING DIRECTORS WHO ARE INDEPENDENT:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Charles E. Heath, 64 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital's Employers Reinsurance Corporation (1989-1999). CFA since 1974	Four*	None
Conrad S. Ciccotello, 46 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs, and Editor, Financial Services Review since 2001 (an academic journal dedicated to the study of individual financial management). Formerly, faculty member, Pennsylvania State University (1997-1999).	Four*	None

*	Mr. Ciccotello and Mr. Heath are also directors of TYG, TYY and TYN.
REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Terry C. Matlack, 51 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Class I Director and Chief Financial Officer since 2005; Assistant Treasurer since 2005	Managing Director of the Advisor since 2002; Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001-present). Formerly, President, GreenStreet Capital (1995-2001).	Four*	None

*	Mr. Matlack, as a principal of the Advisor, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Matlack is also a director and officer of TYG, TYY and TYN.
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Officers. Mr. Birzer is the Chairman of the Board of the Company and Mr. Matlack is the Chief Financial Officer and Assistant Treasurer of the Company. The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following table sets forth each other officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Each officer serves until his successor is elected and qualified or until his resignation or removal. As principals of the Advisor, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Additionally, each of the following officers serves as an officer of TYG, TYY and TYN.
Name, Age and Address	Position(s) Held with Each Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
David J. Schulte, 45 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	President and Chief Executive Officer since 2005	Managing Director of the Advisor since 2002; Managing Director, KCEP (1993-present).	Four*	None
Zachary A. Hamel, 41 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President and Secretary since 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital (1997-present).	Four*	None
Kenneth P. Malvey, 41 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President and Treasurer since 2005	Managing Director of the Advisor since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002).	Four*	None

*	Each of these officers also serves as an officer of TYG, TYY and TYN.
Committees of the Board of Directors. The Company’s Board of Directors currently has two standing committees: (i) the Audit and Valuation Committee; and (ii) the Nominating, Corporate Governance and Compensation Committee. Currently, Mr. Ciccotello, Mr. Graham and Mr. Heath (all of the Company’s independent directors) are the sole members of each committee.
•	Audit and Valuation Committee. The Company’s Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is attached hereto as Appendix A and is also available on the Company’s website (www.tortoiseadvisors.com/tto.cfm). The Audit and Valuation Committee: (i) approves and recommends to the Board the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors; monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the
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Company’s Annual Report; (v) reviews the portfolio Company valuations proposed by the Advisor’s investment committee; and (vi) responds to other matters as outlined in the Committee’s Charter. Each Audit and Valuation Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors has determined that Conrad S. Ciccotello is an “audit committee financial expert.”
•	Nominating, Corporate Governance and Compensation Committee. The Company’s Nominating, Corporate Governance and Compensation Committee operates under a written charter adopted and approved by the Board, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm). The Nominating, Corporate Governance and Compensation Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures; (iv) evaluates and makes recommendations to the Board regarding director compensation; (v) oversees the evaluation of the Board and management; (vi) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (vii) may not delegate its authority. The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating, Corporate Governance and Compensation Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2008 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Company’s Bylaws require all directors and nominees for directors (i) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, and (ii) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, to have a certification as a public accountant in the United States, to be deemed an “audit committee financial expert” as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company. The Nominating, Corporate Governance and Compensation Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. Each Nominating, Corporate Governance and Compensation Committee member is “independent” as defined under the New York Stock Exchange listing standards and none are “interested persons” of the Company as defined in the 1940 Act.
The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2006:
Board of Directors	8
Audit and Valuation Committee	1
Nominating, Corporate Governance and Compensation Committee	0
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During the 2006 fiscal year, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which they served. The Company does not have has a policy with respect to Board member attendance at annual meetings. All of the directors of the Company attended the Company’s 2006 annual meeting.
The Company has designated Conrad S. Ciccotello as the presiding director to preside at all executive sessions of the Company’s non-management directors. Executive sessions of the Company’s non-management directors are held at least twice a year. Stockholders may communicate with Mr. Ciccotello by writing to the Secretary of the Company at its principal office at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
Director and Officer Compensation. The Company does not compensate any of its directors who are interested persons, nor does the Company compensate any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2006 to each of the current directors for their services as a director. The Company does not have any retirement or pension plans.
Name of Person, Position	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
Independent Persons
Conrad S. Ciccotello	$25,030	$0	$0	$125,500
John R. Graham	$22,030	$0	$0	$113,500
Charles E. Heath	$21,030	$0	$0	$109,500

(1)	No amounts have been deferred for any of the persons listed in the table.
(2)	Fund Complex includes the Company, TYG, TYY and TYN.
Required Vote. Mr. Birzer and Mr. Graham will be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy. When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for those candidates, will be elected. Therefore, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality. Each common share is entitled to one vote in the election of Mr. Birzer and one vote in the election of Mr. Graham.
BOARD RECOMMENDATION
THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS STOCKHOLDERS OF THE COMPANY VOTE “FOR” MR. BIRZER AS A DIRECTOR AND “FOR” MR. GRAHAM AS A DIRECTOR.
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PROPOSAL TWO
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent auditors, to audit the accounts of the Company for the fiscal year ending November 30, 2007. E&Y’s selection was approved by the Company’s Audit and Valuation Committee at a meeting held on January 16, 2007. Their selection also was ratified and approved by the vote, cast in person, of a majority of the directors of the Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards, at a meeting held on January 16, 2007.
E&Y has audited the financial statements of the Company since prior to the Company’s commencement of operations on December 8, 2005 and does not have any direct financial interest or any material indirect financial interest in the Company. A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit and Valuation Committee intends to meet twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote. E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common stock. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
AUDIT AND VALUATION COMMITTEE REPORT
The Audit and Valuation Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors and reviews the portfolio company valuations proposed by the Advisor’s investment committee.
The Audit and Valuation Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. The Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2006 with management of the Company. Management of the Company has represented to the independent auditors of the Company that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
The Audit and Valuation Committee has also discussed with the independent auditors of the Company the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors of the Company provided to the Audit and Valuation Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Valuation Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.
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Based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, and the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements of the Company in the Report.
The Audit and Valuation Committee of the Company

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On January 16, 2007, the Company’s Audit and Valuation Committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2007. E&Y is registered with the Public Company Accounting Oversight Board.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table sets forth the approximate amounts of the aggregate fees billed to the Company for the fiscal year ended November 30, 2006 by E&Y:
2006[1]
Audit Fees[2]	$134,000
Audit-Related Fees[3]	$5,000
Tax Fees[4]	$19,000
All Other Fees	—
Aggregate Non-Audit Fees	$24,000

1	Period from December 8, 2005 to November 30, 2006. The Company was formed on September 8, 2005, but did not commence operations until December 8, 2005. Thus, the Company did not pay any fees to E&Y prior to December 8, 2005.
2	For professional services rendered with respect to the audit of the Company’s annual financial statements, reviews of interim financial statements, and the review of the Company’s statutory and regulatory filings with the SEC.
3	For professional services rendered with respect to research related to the application of accounting standards.
4	For professional services rendered to the Company for tax compliance, tax advice and tax planning.
The Audit and Valuation Committee of the Company adopted pre-approval polices and procedures on September 12, 2005. Under these policies and procedures, the Audit and Valuation Committee of the Company pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $5,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.
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In addition, in 2006 the Advisor paid E&Y fees in the amount of $20,500 in connection with determining the Advisor’s compliance with AIMR-PPS® standards in 2005 and 2004, but did not pay E&Y any fees for non-audit services in 2005. In addition, in January 2007, the Advisor paid E&Y fees in the amount of $10,000 for general tax consultation in 2006. These non-audit services were not required to be preapproved by the Company’s Audit and Valuation Committee. No entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company has paid to E&Y or been billed for fees by E&Y for non-audit services rendered to the Advisor or such entity during the fiscal years ended November 30, 2005 and November 30, 2006.
The Audit and Valuation Committee of the Company has considered whether E&Y’s provision of services (other than audit services) to the Company, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.
OTHER MATTERS
The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
MORE INFORMATION ABOUT THE MEETING
Stockholders. At the record date, the Company had 8,828,596 common shares issued and outstanding. The number of record holders of our common shares as of February 28, 2007 was 18.
At February 28, 2007, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of the Company and in all Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges. Other than with respect to the Fund Complex, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Advisor or its affiliates.
Director	Aggregate Dollar Range of Holdings in the Company(1)(2)	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex(2)(3)
Interested Persons
H. Kevin Birzer	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000
Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	Over $100,000
John R. Graham	$50,001-$100,000	Over $100,000
Charles E. Heath	$10,001-$50,000	Over $100,000

(1)	Based on the closing price of the Company’s common shares on the New York Stock Exchange on February 28, 2007 of $14.50.
(2)	No value included for warrants to purchase shares of the Company’s common stock held by the directors since the exercise price of the warrants exceeded the closing price of the Company’s common shares on the New York Stock Exchange on February 28, 2007.
(3)	Includes the Company, TYG, TYY and TYN. Amounts based on the closing price of each company’s common shares on the New York Stock Exchange on February 28, 2007.
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At February 28, 2007, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of shares of common stock of the Company listed in the table below (or percentage of outstanding shares). Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.
Director and Officers	Number of Common Shares	Percent of Class(1)
Independent Directors
Conrad S. Ciccotello(2)	1,850	*
John R. Graham(3)	5,000	*
Charles E. Heath(4)	3,750	*
Interested Directors and Officers
H. Kevin Birzer(5)	24,325	*
Terry C. Matlack(6)	9,333	*
David J. Schulte(7)	12,095	*
Zachary A. Hamel(8)	5,583	*
Kenneth P. Malvey(9)	5,239	*
Directors and Officers as a Group	67,175	*
*	Indicates less than 1%.

(1)	The percentage of class is determined by including all shares the director or officer could purchase if he exercised all warrants he holds, but not including the number of shares which could be purchased by all other holders of warrants if they exercised such warrants.
(2)	Mr. Ciccotello holds these shares jointly with his wife. Includes 250 shares of common stock that may be acquired through warrants that are currently exercisable.
(3)	These shares are held of record by the John R. Graham Trust U/A dtd 1/3/92, John R. Graham, sole trustee and include 1,000 shares of common stock that may be acquired through warrants that are currently exercisable.
(4)	These shares are held of record by the Charles E. Health Trust No. 1 U/A dtd 2/1/92, Charles E. Heath, co-trustee and include 750 shares of common stock that may be acquired through warrants that are currently exercisable.
(5)	Mr. Birzer holds 21,800 shares jointly with his wife and holds 1,200 shares for the benefit of his children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian. Includes 1,325 shares of common stock that may be acquired through warrants that are currently exercisable.
(6)	These shares are held of record by the Matlack Living Trust U/A dtd 12/30/2004, of which Mr. Matlack and his wife are co-trustees and include 616 shares of common stock that may be acquired through warrants that are currently exercisable.
(7)	Includes 1,128 shares of common stock that may be acquired through warrants that are currently exercisable. Includes 200 shares held by spouse as custodian for children’s accounts for which Mr. Schulte disclaims beneficial ownership.
(8)	Includes 416 shares of common stock that may be acquired through warrants that are currently exercisable.
(9)	Mr. Malvey holds 100 shares for the benefit of his child in an account for which he is the custodian. Includes 347 shares of common stock that may be acquired through warrants that are currently exercisable.
11

The table below indicates the persons known to the Company to own 5% or more of its shares of common stock as of February 28, 2007. Except as otherwise noted, the beneficial owners listed below share the power to vote and dispose of the shares listed in the table below.
Name and Address	Number of Common Shares	Percent of Class(1)
Kensington Investment Group, Inc. 4 Orinda Way, Suite 200C Orinda, CA 94563	930,000(2)	10.5%
Kenmont Investments Management, L.P. 711 Louisiana, Suite 1750 Houston, TX 77002	948,332(3)	10.4%
Rockbay Capital Management, L.P. 600 Fifth Avenue, 24th Floor New York, NY 10020	583,332(4)	6.5%

(1)	The percentage of class is determined by including all shares the holder could purchase if it exercised all warrants it holds, but not including the number of shares which could be purchased by all other holders of warrants if they exercised such warrants.
(2)	Based on a Schedule 13G filed on March 6, 2007 reporting ownership as of February 28, 2007, Kensington Investment Group, Inc. has sole voting and dispositive power over these shares, which they own indirectly in their capacity as general partner and investment advisor to private investment partnerships and as the investment advisor to The Kensington Funds, a registered investment company.
(3)	Includes 281,666 shares of common stock that may be acquired through warrants that are currently exercisable.
(4)	Includes 116,666 shares of common stock that may be acquired through warrants that are currently exercisable.
Investment Advisory Agreement. Tortoise Capital Advisors, L.L.C. is the Company’s investment advisor. The Advisor’s address is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Fountain Capital and KCEP control the Advisor through their equity ownership and management rights in the Advisor. As of December 31, 2006, the Advisor had approximately $2.2 billion of client assets under management. The Advisor may be contacted at the address listed above.
Pursuant to the terms of an Advisory Agreement between the Company and the Advisor, dated January 1, 2007 (the “Advisory Agreement”), the Company pays the Advisor a fee consisting of two components – a base management fee and an incentive fee. The base management fee is paid quarterly in arrears, and is equal to 0.375% (1.5% annualized) of the Company’s average monthly Managed Assets (total assets, including any assets purchased with or attributable to any borrowed funds, minus accrued liabilities other than (i) deferred taxes, and (ii) debt entered into for the purpose of leverage) for such quarter.
The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of the Company’s net investment income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of the Company’s average monthly net assets for the quarter.
The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the Advisory Agreement, as of the termination date), and will equal (i) 15% of (a) the Company’s net realized capital gains on a cumulative basis from the commencement of the Company’s operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Advisor in prior fiscal years.
12

In fiscal year 2006, the Company incurred approximately $635,000 in net fees due to the Advisor under the Advisory Agreement.
The Advisor is controlled directly or indirectly by David J. Schulte, CEO and President; Terry Matlack, a director and the Chief Financial Officer and Assistant Treasurer; H. Kevin Birzer, a director and Chairman of the Board; Zachary A. Hamel, Senior Vice President and Secretary and Kenneth P. Malvey, Senior Vice President and Treasurer, among others.
How Proxies Will Be Voted. All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
How To Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.
Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Advisor, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are not anticipated to exceed $35,000. The Company will not pay any representatives of the Company or the Advisor any additional compensation for their efforts to supplement proxy solicitation.
Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (i) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210; (ii) properly executing and sending a later-dated proxy; or (iii) attending the meeting, requesting return of any previously delivered proxy, and voting in person.
Quorum. The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.
If a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.
13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires each of the Company’s directors and officers, the Advisor, affiliated persons of the Advisor and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. During the last fiscal year, none of the Company’s directors and officers, the Advisor or affiliated persons of the Advisor were subject to the Section 16(a) filing requirements with respect to the Company. To the knowledge of management of the Company, no persons, other than Kenmont Investments Management, L.P. and Kensington Investment Group, Inc., are beneficial owners (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of the Company’s equity securities.
ADMINISTRATOR
The Company has entered into an Administration Agreement with the Advisor, pursuant to which the Advisor performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing equipment, clerical, bookkeeping and record keeping services. The address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of the Company. Communications should be addressed to the Secretary of the Company at its principal office at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Secretary will forward any communications received directly to the Board of Directors.
CODE OF BUSINESS CONDUCT, CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY
The Company has adopted a code of business conduct, a code of ethics and a corporate governance policy. Each is available on the Company’s website (www.torotiseadvisors.com/tto.cfm) or from the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
14

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2008 ANNUAL MEETING
Method for Including Proposals in the Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, not later than 5:00 p.m., Central Time on November 15, 2007. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
Other Proposals and Nominations. If you want to nominate a director or have other business considered at the Company’s next annual meeting of stockholders but do not want those items included in its proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, no earlier than October 16, 2007 nor later than 5:00 p.m. Central Time on November 15, 2007. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 866-362-9331 or by writing the Secretary of the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.
By Order of the Board of Directors
Zachary A. Hamel
Secretary
March 14, 2007
15

APPENDIX A
AUDIT AND VALUATION COMMITTEE CHARTER

TORTOISE CAPITAL RESOURCES CORPORATION
(THE “COMPANY”)
AUDIT AND VALUATION COMMITTEE CHARTER
I. PURPOSE
The Audit and Valuation Committee is a committee of the Board of the Company. Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit and Valuation Committee.
The Audit and Valuation Committee serves as an independent and objective party to oversee the Company’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit and Valuation Committee assists Board oversight of (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent auditors’ qualifications and independence; (4) the implementation of the Company’s valuation procedures; and (5) the performance of the Company’s internal audit function and independent auditors. The Audit and Valuation Committee also serves to provide an open avenue of communication among the independent auditors, Company management and the Board.
•	Company management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent or custodian, provided Company management provides adequate oversight.
•	The independent auditors have the primary responsibility to plan and implement a proper audit of the Company’s financial statements, including consideration of the Company’s accounting, reporting and internal control practices.
The Audit and Valuation Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit and Valuation Committee.1
Although the Audit and Valuation Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit and Valuation Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.
II. COMPOSITION
The Audit and Valuation Committee shall be comprised of all independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Audit and Valuation Committee. For these purposes, a board member is considered an independent board member if:
•	he or she is not an “interested person” of the Company as that term is defined in the Investment Company Act of 1940;
•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company (except in the capacity as a Board or committee member); and

1	The Audit and Valuation Committee also has as a purpose the preparation of an audit committee report to be included in the annual proxy statement. This report is described in footnote 7.
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•	he or she meets the independence requirements set forth in the New York Stock Exchange Listed Company Manual, Section 303A.07.
Each member of the Audit and Valuation Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. The Audit and Valuation Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert”2 as defined by the Securities and Exchange Commission (“SEC”). The Audit and Valuation Committee will submit such determination to the Board for its final determination. At least one member of the Audit and Valuation Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.
Audit and Valuation Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Company.
The members of the Audit and Valuation Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Board, the Chairman shall be elected annually be a majority vote of the members of the Audit and Valuation Committee.
The Audit and Valuation Committee shall have unrestricted access to the independent auditors and the executive and financial management of the Company. The Audit and Valuation Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority in its discretion to retain special legal, accounting or other experts or consultants to advise the Audit and Valuation Committee at the expense of the Company if, in the Audit and Valuation Committee’s judgment, that is appropriate.
III. MEETINGS
The Audit and Valuation Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit and Valuation Committee upon reasonable notice to the other members of the Audit and Valuation Committee. With a view to fostering open communication, the Audit and Valuation Committee shall meet at least annually with senior Company management responsible for accounting and financial reporting, with internal auditors (or other personnel responsible for the internal audit function), and with the independent auditors in separate executive sessions to discuss any matters that the Audit and Valuation Committee, or any of such other persons, believes should be discussed privately.

2	An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.
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IV. RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties the Audit and Valuation Committee shall:
A.	Charter. Review this Charter annually and recommend changes, if any, to the Board.
B.	Internal Controls.
1.	Review annually with Company management and the independent auditors:
a.	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Company management personnel responsible for accounting and financial reporting;
b.	their separate evaluations of the adequacy and effectiveness of the Company’s system of internal controls, including those of the Company’s service providers; and
c.	any significant findings related to the Company’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations (including any management letter), and Company management’s written response.
2.	Establish procedures for the receipt, retention and treatment of complaints received by the Company and/or the Audit and Valuation Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers of the Company or employees of the Adviser or any other service provider to the Company of concerns regarding questionable accounting or auditing matters.
3.	Review annually with Company management and the independent auditors, policies for valuation of Company portfolio securities, and the frequency and magnitude of pricing errors.
C.	Independent Auditors.
1.	Approve and recommend to the Board, the selection, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit and Valuation Committee, which shall provide that:
•	The Audit and Valuation Committee shall be directly responsible for the appointment, compensation, retention and oversight (such oversight shall include resolving any disagreements between Company management and the independent auditors regarding financial reporting) of the independent auditors; and
•	The independent auditors shall report directly to the Audit and Valuation Committee.
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2.	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Company, including the fees and other compensation to be paid to the independent auditors. [3]
•	The Chairman of the Audit and Valuation Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.
•	All such delegated pre-approvals shall be presented to the Audit and Valuation Committee no later than the next Audit and Valuation Committee meeting.
3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate”[4] of the Adviser providing ongoing services to the Company), if the engagement relates directly to the operations and financial reporting of the Company.
•	The Chairman of the Audit and Valuation Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.
•	All such delegated pre-approvals shall be presented to the Audit and Valuation Committee no later than the next Audit and Valuation Committee meeting.
4.	On an annual basis, request, receive in writing and review a report by the independent auditors describing:
•	the independent auditors’ internal quality-control procedures;
•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and
•	all relationships between the independent auditors and the Company, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Company and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Company (including, but not limited to, disclosures regarding the independent auditors’ independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

3	Pre-approval of non-audit services for the Company pursuant to Section IV.C. 2 above is not required if:(a) the aggregate amount of all non-audit services provided to the Company is no more than 5% of the total fees paid by the Company to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Company management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit and Valuation Committee by Company management and the Audit and Valuation Committee approves them (which may be by delegation) prior to the completion of the audit.
4	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.
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In assessing the auditors’ independence, the Audit and Valuation Committee shall take into account the opinions of Company management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.
5.	On an annual basis, meet with the independent auditors and Company management to review the arrangements for and scope of the annual audit for the current year and the audit procedures to be utilized.
6.	Review the management letter, if any, prepared by the independent auditors and Company management’s response.
7.	Review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).
D.	Valuation of Investments.
The Audit and Valuation Committee is responsible for reviewing the valuation report provided by the Adviser’s investment committee and any analysis of the independent valuation firm and make recommendations to the Board regarding valuation determinations.
E.	Financial Reporting Processes.
1.	Review with Company management and the independent auditors, the Company’s audited financial statements and quarterly financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board, if appropriate, that the audited financial statements be included in the Company’s annual report on Form 10-K;
2.	Review the Company’s policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies; and
3.	Review with Company management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit and Valuation Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and 90 (Audit Committee Communications), including:
•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Company’s accounting principles as applied in its financial reporting;
•	the process used by Company management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;
•	all significant adjustments arising from the audit, whether or not recorded by the Company;
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•	when the independent auditors are aware that Company management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;
•	any disagreements with Company management regarding accounting or reporting matters;
•	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and
•	significant deficiencies in the design or operation of internal controls.
The review with the independent auditors of any audit problems or difficulties should also include a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.
4.	Receive annually a report from the independent auditors to the Audit and Valuation Committee of any changes to the previously reported information regarding:
a.	all critical accounting policies and practices to be used;
b.	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Company management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;
c.	other material written communications between the independent auditors and Company management including, but not limited to, any management letter or schedule of unadjusted differences; and
d.	all non-audit services provided to an entity in the “investment company complex”[5] as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit and Valuation Committee.
If the communication is not within 90 days prior to the filing of the Company’s annual financial statements with the SEC, the independent auditors shall provide an update in the 90 day period prior to the filing.

5	“Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.
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5.	Review, initially, with Company management and the independent auditors, the process for developing the Company’s “disclosure controls and procedures”[6] as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and thereafter any significant changes thereto.
6.	Receive a report, quarterly, from Company management that all necessary certifications have been made under Sarbanes-Oxley Act of 2002.
7.	Review with Company management and the independent auditors a report by Company management covering any Form 10-K or Form 10-Q filed, and any required certification of such filing, along with the results of Company management’s most recent evaluation of the Company’s “disclosure controls and procedures.”
8.	Ask Company management, the Company’s accounting services agent and the independent auditors to review significant changes to elected tax accounting policies and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Company, its financial statements or the amount of its dividends or distributions.
F.	Process Improvements
To the extent appropriate, review with the independent auditors and Company management significant changes or improvements in accounting and auditing processes that have been implemented.
G.	Legal and Compliance
1.	Review any legal or regulatory matters that arise that could have a material impact on the Company’s financial statements.
2.	Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Company management has taken to monitor and control such risk exposures.
3.	Establish clear hiring policies for the Company with respect to employees or former employees of the independent auditors.

6	“Disclosure controls and procedures” means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
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H.	Other Responsibilities
1.	Review, annually, the performance of the Audit and Valuation Committee.
2.	Prepare a report of the Audit and Valuation Committee as required to be included in the annual proxy statement.[7]
3.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit and Valuation Committee, at the expense of the Company, if, in the Committee’s judgment, that is appropriate.
4.	Perform any other activities consistent with this Charter, the Company’s Articles of Incorporation, Bylaws and governing law, as the Audit and Valuation Committee or the Board deems necessary or appropriate.
5.	Maintain minutes of committee meetings, report its significant activities to the Board, and make such recommendations to the Board as the Audit and Valuation Committee may deem necessary or appropriate.
V. FUNDING
The Audit and Valuation Committee shall receive appropriate funding, as determined by the Audit and Valuation Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Company; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit and Valuation Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit and Valuation Committee that are necessary or appropriate in carrying out its duties.

7	Item 407 of Regulation S-K requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit and Valuation Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit and Valuation Committee recommended to the Board that the audited financial statements be included in the Company’s annual report to shareholders on Form 10-K.
A-8

TORTOISE CAPITAL RESOURCES CORPORATION
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
[Tortoise Logo]
Proxy — Tortoise Capital Resources Corporation
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – APRIL 13, 2007
The undersigned holder of common shares appoints David J. Schulte and Terry C. Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Capital Resources Corporation to be held on April 13, 2007 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.
YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.
A.	Election of Directors — The Board of Directors recommends a vote “FOR” the Nominees below.
1.	Nominees:	For	Withhold
	01 - H. Kevin Birzer	[ ]	[ ]
	02 - John R. Graham	[ ]	[ ]
B.	Issues — The Board of Directors recommends a vote “FOR” Ratification below.
2.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2007:	For [ ]	Against [ ]	Abstain [ ]
C.	Non-Voting Issues
Change of Name or Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐
D.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. If acting as attorney, executor, trustee, or in representative capacity, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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